EXHIBIT 10.2

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE NOTE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE OR THE NOTE SHARES SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE AMOUNT SET FORTH ON THE FACE HEREOF PURSUANT TO THE TERMS OF THIS NOTE.

PROMISSORY NOTE

Effective Date: February 22, 2023	Amount: $560,000.00
Due Date: November 22, 2024

1. Promise to Pay. Upexi, Inc., a Nevada corporation (the “Borrower”), promises to pay to the order of [__] (the “Lender”) the principal sum of Five Hundred Sixty Thousand Dollars ($560,00.00) together with interest at the rate of 10% per annum on the unpaid principal amount hereunder from time to time, as set forth below.

2. Term and Amortization. The term of this Note begins on the Effective Date of this Note and ends no later than the Due Date of this Note (both dates set forth above).

3. Prepayment. The Borrower may, at any time, make a prepayment of principal in whole, from time to time.

4. Payments. This Note is payable as follows: (a) monthly payments of all accrued and outstanding interest commencing on March 22, 2023, and continuing on the same day of each of the following 8 months; (b) monthly payments of principal in the amount of Forty Six Thousand Six Hundred Sixty-Six and 66/100 ($46,666.66) plus accrued and outstanding interest, commencing on December 22, 2023, and continuing on the same day of each of the month thereafter; and (c) a final payment of all outstanding principal and accrued and outstanding interest on the Due Date. All payments under this Note must be in immediately available United States funds, without setoff or counterclaim. If any payment applied by the Lender to this Note is subsequently set aside, recovered, rescinded or otherwise required to be returned or disgorged by the Lender for any reason (pursuant to bankruptcy proceedings, fraudulent conveyance statutes, or otherwise), this Note shall be deemed to have continued in existence, notwithstanding the application, and this Note shall be enforceable as to the amount of such payment as fully as if the Lender had not received and applied the payment.

5. Late Charge and Return Fee. The Lender may charge a late charge equal to five percent (5.00%) of each payment which is received by the Lender more than five (5) days after due. Acceptance of the late charge does not waive any default under this Note. Further, the Lender may charge a fee not to exceed Fifty Dollars ($50) for each check, negotiable order of withdrawal, or draft issued in connection with any payment under this Note that is returned because it has been dishonored.

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6. Borrower Representations. The Borrower represents: (a) that the execution and delivery of this Note and the performance of the obligations it imposes do not violate any law, conflict with any agreement by which the Borrower is bound, or require the consent or approval of any governmental authority or any third party; and (b) that this Note is a valid and binding agreement, enforceable according to its terms. The Borrower further represents: that the execution and delivery of this Note and the performance of the obligations it imposes (x) are within the Borrower’s powers and have been duly authorized by all necessary action of the Borrower’s general partner; and (y) do not contravene the terms of the Borrower’s certificate of formation, the Borrower’s operating agreement, or any contracts governing the Borrower’s affairs.

7. Lender Representations. The Lender represents: (a) Lender is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D; and (b) Lender understands that this Note and the Note Shares are being offered and sold to Lender in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Borrower is relying in part upon the truth and accuracy of, and Lender’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Lender set forth herein in order to determine the availability of such exemptions and the eligibility of Lender to acquire the Note and Note Shares.

8. Equity Issuance. To the extent the Borrower engages in the sale and issuance of Borrower equity to raise capital for working capital purposes, the Lender shall be entitled to a prepayment in the amount of 20% of the then outstanding principal balance under the Note, payable promptly upon the completion of said equity transaction.

9. Default. Occurrence of any of the following events is an “Event of Default” under this Note: (a) non-payment when due, of this Note to the Lender (“Payment Default”); (b) failure of the Borrower to comply with any term of any agreement between Borrower and the Lender; (c) the Lender discovers that any warranty or representation made to it by the Borrower was or is false; (d) the Borrower becomes insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors or any judgment is entered or any writ of attachment, garnishment or execution or tax lien is issued or levied against Borrower; (e) any proceeding is instituted by or against the Borrower under any bankruptcy, insolvency, or similar laws (“Bankruptcy Default”); (f) any indebtedness of the Borrower; (g) the Borrower becomes subject at any time to any law, regulation or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits the Lender from making an advance or extension of credit to the Borrower or from otherwise conducting business with the Borrower or fails to provide documentary and other evidence of the Borrower’s identity as may be requested by the Lender at any time to enable the Lender to verify the Borrower’s identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318.

10. Remedies on Default. Upon occurrence of an Event of Default and after the giving of any required notice of default and opportunity to cure as set forth below: (a) this Note shall, at the Lender’s option, be immediately due and payable without further demand or further notice; (b) the Lender may exercise any right and remedies granted to it by this Note or any present or future agreement with the Borrower or otherwise available to the Lender under applicable law; and (c) the Lender may exercise any available right of set-off. The Borrower agrees to reimburse the holder or owner of this Note upon demand for any and all reasonable costs and reasonable expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note (including participating or taking action in any bankruptcy or other insolvency proceeding of the Borrower).

11. Notice of Default and Opportunity to Cure. In the event of a Bankruptcy Default, a notice of default is not required, opportunity to cure is not required, and acceleration of the Liabilities is immediate and automatic. In the event of a Payment Default, the Lender will give to the Borrower a written notice of default, and an opportunity of at least five (5) days to cure the Payment Default. In the event of any other default (other than a Bankruptcy Default or a Payment Default), the Lender will give to the Borrower a written notice of default, and an opportunity of at least five (5) days to cure the default.

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12. Waivers. The Borrower waives demand, presentment, notice of dishonor, protest, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and consents to: (a) any extension or postponement of the time for payment of this Note; (b) any renewal of this Note or indulgences granted by the Lender with respect to enforcement of its terms; (c) the addition, substitution or release of any maker; and (d) the election by the Lender not to seek enforcement against any person or entity which may be liable for payment of this Note.

13. Information Sharing. The Lender may provide, without any limitation whatsoever, any information or knowledge the Lender may have about the Borrower or any matter relating to this Note and any related documents to the Lender’s parent, subsidiaries and affiliates and their successors, or to any one or more purchasers or potential purchasers of this Note or any related documents, and the Borrower waives any right to privacy the Borrower may have with respect to such matters. The Borrower agrees that the Lender may at any time sell, assign or transfer one or more interests or participations in all or any part of its rights or obligations under this Note to one or more purchasers whether or not related to the Lender.

14. Miscellaneous. All persons signing this Note on behalf of a trust, limited liability company, or other entity warrant to the Lender that they are duly and properly authorized to execute this Note and that the proceeds will be used by the entity for business purposes. Nothing in this Note shall waive or restrict any right of the Lender granted in any other document or by law. No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Lender of any right or remedy shall preclude any other future exercise of that right or remedy or the exercise of any other right or remedy. The terms and conditions of this Note may not be amended, waived or modified except in a writing signed by the parties expressly stating that the writing constitutes an amendment, waiver, or modification of the terms of this Note. A waiver on one occasion shall not be construed as a waiver of that term on any future occasion. Acceptance of partial or late payments owing on this Note at any time shall not be deemed a waiver of any default. All rights, remedies and security granted to the Lender herein are cumulative and in addition to other rights, remedies or security which may be granted elsewhere or by law. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law. If any provision hereof shall be declared invalid or illegal it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Note. Any reference to the Lender shall include any holder of this Note and any holder shall succeed to the Lender’s rights. This Note shall bind the successors and assigns of the Borrower. The Borrower agrees that any action against it for enforcement of this Note may be brought by the Lender in any federal, municipal or state court in Florida having jurisdiction of the subject matter; they consent to personal jurisdiction over them by such courts; and they consent to venue in such courts. This Note is governed by Nevada law. The loan evidenced by this Note is a business loan for a business purpose.

15. WAIVER OF SPECIAL DAMAGES. THE BORROWER WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE BORROWER MAY HAVE TO CLAIM OR RECOVER FROM THE LENDER IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

16. WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE BORROWER AND THE LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE, ANY OF THE LIABILITIES, OR ANY ALLEGED ACT OR NEGLECT OF THE LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN.

17. Correction of Typos and Clerical Mistakes. The Borrower acknowledges that, in the preparation of this Note and/or other related documents, typographical errors may occur, or, due to clerical mistakes, incorrect information may be unknowingly inserted. The Borrower authorizes the Lender to correct such errors and mistakes by (a) substituting corrected pages for pages containing errors or mistakes, and (b) notifying the Borrower of the correction and substitution. The Borrower acknowledges and agrees that it is not necessary to re-sign documents in which typos or clerical mistakes have been corrected in this manner.

[Signature page follows.]

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IN WITNESS WHEREOF, the Borrower has executed and delivered this Note the day and year first above written.

UPEXI, INC.

By:
Name:	Andrew Norstrud
Title:	Chief Financial Officer

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